SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 31, 2005

                               ION NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     000-13117                22-2413505
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.


            120 Corporate Boulevard
         South Plainfield, New Jersey                       07080
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   (Address of principal executive offices)               (Zip Code)


      (Registrant's telephone number, including area code) (908) 546-3900

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         (Former Name or Former Address, if Changed Since Last Report)


ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

          On March 31, 2005, Ion Networks, Inc. ("Ion") entered into a purchase agreement with the New York based institutional investment firm Special Situations Fund III, LP and several related funds (the "SSF Funds"), pursuant to which Ion completed a private placement of 4,411,765 shares of common stock and warrants to purchase an additional 2,205,882 shares of common stock. Certain of the SSF Funds beneficially owned approximately 11% of Ion common stock prior to the transaction. The total offering price was $750,000. The shares of common stock were issued at $0.17 cents per share and the warrants are exercisable at a price of $0.23 per share subject to certain anti-dilution adjustments. The warrants will expire on March 30, 2010. Ion has the right to call the warrants in the event that its common stock trades at a price exceeding $0.69 per share for twenty (20) consecutive trading sessions. Ion also agreed to file a registration statement, registering for resale the shares of common stock as well as the shares issued upon exercise of the warrants, within 45 days from March 31, 2005, and thereafter to use commercially reasonably efforts to cause such registration statement to become effective as soon as practicable. Further terms relating to this investment are described in the purchase agreement, form of warrant and registration rights agreement set forth in the exhibits filed with this Form 8-K.

         The securities in this private placement were issued without registration in reliance on Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"), as amended, and Rule 506 promulgated thereunder. The exemption was established by the representation of each purchaser as to its status as an accredited investor, that it was purchasing the securities for its own account and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act and the acknowledgment by each purchaser that resale of the securities may not be made unless registered under the 1933 Act, or another exemption is available. In addition, the securities bear a legend indicating such restrictions on transferability.

         On April 5, 2005, Ion issued a press release announcing the completion of the private placement. The press release is attached to this filing as
Exhibit 99.1.

         The information contained in this Form 8-K does not constitute an offer of any securities for sale. In addition, the securities issued or issuable in the transactions described above have not been registered under the 1933 Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


SECTION 9 -   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     4.1  Form of Warrant to Purchase Common Stock of Ion Networks, Inc.

     10.1 Purchase Agreement between Ion Networks, Inc. and the Purchasers named therein dated March 31, 2005.

     10.2 Registration Rights Agreement between Ion Networks, Inc. and the Investors named therein dated March 31, 2005.

     99.1 Press Release of Ion Networks, Inc. issued April 5, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ION NETWORKS, INC.


Dated:   April 5, 2005                     By: /s/  Patrick Delaney
                                           -----------------------------
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

     4.1  Form of Warrant to Purchase Common Stock of Ion Networks, Inc.

     10.1 Purchase Agreement between Ion Networks, Inc. and the Purchasers named therein dated March 31, 2005.

     10.2 Registration Rights Agreement between Ion Networks, Inc. and the Investors named therein dated March 31, 2005.

     99.1 Press Release of Ion Networks, Inc. issued April 5, 2005.